================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 20, 2006

                           ALBANY INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                0-16214           14-0462060
      ----------------------------    ------------    -------------------
      (State or other jurisdiction    (Commission      (I.R.S. Employer
            of incorporation)         File Number)    Identification No.)

              1373 Broadway, Albany, New York                 12204
          ----------------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code (518) 445-2200

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2006, Albany International issued a news release reporting first quarter 2006 financial results. A copy of the news release is furnished as
Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.  The following exhibit is being furnished herewith:
            99.1 News release dated April 20, 2006 reporting first quarter 2006 financial results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALBANY INTERNATIONAL CORP.


                                      By:    /s/ Michael C. Nahl
                                             -----------------------------------

                                      Name:  Michael C. Nahl
                                      Title: Executive Vice President
                                             and Chief Financial Officer
                                             (Principal Financial Officer)

Date:   April 20, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
99.1              Registrant's news release dated April 20, 2006 reporting first quarter 2006 financial results.